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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2001


                              COMERICA INCORPORATED
             (Exact name of registrant as specified in its charter)

             Delaware                         1-10706                         38-1998421
    (State or other jurisdiction            (Commission                    (I.R.S. Employer
         of Incorporation)              Identification No.)                  File Number)

       500 Woodward Avenue
         Detroit, Michigan                                                        48226
(Address of principal executive offices)                                        (Zip Code)

       Registrant's telephone number, including area code: (800) 529-1190

                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 5.  Other Information

         On July 25, 2001, Comerica Incorporated (the "Company") executed an Underwriting Agreement, incorporated by reference into a Terms Agreement among the Company and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as representatives of the several underwriters named in Schedule A thereto (the "Underwriters"), in connection with the offering of $350,000,000 of Comerica Trust Capital I's 7.60% Trust Preferred Securities pursuant to the Registration Statement on Form S-3 (File No. 333-63090) (the "Registration Statement").

         On July 31, 2001, the Company will execute an Indenture, a Guarantee Agreement and an Amended and Restated Declaration of Trust, forms of which were filed as exhibits to the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      See Exhibit Index




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 30, 2001              COMERICA INCORPORATED


                                  By: /s/ Mark W.  Yonkman
                                      --------------------
                                       Mark W. Yonkman
                                       First Vice President, Assistant Secretary
                                       and General Counsel - Investment Bank
                                       and Corporate Finance





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                                  EXHIBIT INDEX

Exhibit
Number                        Description

1.1                    Underwriting Agreement, dated as of July 25, 2001, among
                  Comerica Incorporated and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.

1.2                    Terms Agreement, dated as of July 25, 2001, among
                  Comerica Incorporated and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.

4.1                    Indenture relating to the Junior Subordinated Debentures,
                  to be dated July 31, 2001, by and between Comerica Incorporated and Chase Manhattan Trust Company, National Association, as Trustee

4.2                    Guarantee Agreement, to be dated July 31, 2001, by and
                  between Comerica Incorporated, as Guarantor and Chase Manhattan Trust Company, National Association, as Guarantee Trustee

4.3                    Amended and Restated Declaration of Trust, to be dated
                  July 31, 2001, by and among Comerica Incorporated, Chase Manhattan Trust Company, National Association, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee and the administrative trustees named therein

8.1                    Opinion of Mayer, Brown & Platt regarding certain tax
                  matters